UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2026

VENTYX BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40928	83-2996852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real Suite 200
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 407-6511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VTYX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 7, 2026, Ventyx Biosciences, Inc. (the “Company”) announced its entry into an Agreement and Plan of Merger, dated as of January 7, 2026 (the “Merger Agreement”), by and among Eli Lilly and Company (“Parent”), RYLS Merger Corporation (“Merger Sub”) and the Company. The Merger Agreement provides for Merger Sub to be merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

In connection with the Merger, the Company held virtually a special meeting of stockholders on March 3, 2026, at 10:00 a.m., Pacific time (the “Special Meeting”).

As of January 21, 2026, the record date for the Special Meeting (the “Record Date”), there were issued and outstanding 71,760,778 shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”), each of which was entitled to one vote on each proposal at the Special Meeting. At the Special Meeting, the holders of 45,810,746 Common Shares were present in person or represented by proxy.

The following are the voting results of the proposals considered and voted on at the Special Meeting, each of which is described in detail in the Company’s definitive proxy statement, dated February 2, 2026, as amended and supplemented by an amendment dated February 23, 2026, filed by the Company with the Securities and Exchange Commission (the “Proxy Statement”).

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal 1: To adopt the Merger Agreement.	44,176,785	1,572,592	61,369	—

Proposal 1 was approved

Proposal 2: To approve, on a non-binding, advisory basis, the compensation that will or may become payable by the Company to the Company’s named executive officers in connection with the Merger.	43,789,693	1,838,898	182,155	—

Proposal 2 was approved

In light of the approval of Proposal 1, Proposal 3 described in the Proxy Statement (relating to the adjournment of the Special Meeting if necessary or appropriate) was rendered moot and was not presented at the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTYX BIOSCIENCES, INC.

Date: March 3, 2026	By:	/s/ Raju Mohan
Raju Mohan, Ph.D. Chief Executive Officer, President and Director (Principal Executive Officer)

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